UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 27, 2005

Date of earliest event reported: July 22, 2005

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

1-13948	Delaware	62-1612879
(Commission file number)	(State or other jurisdiction of	(I.R.S. Employer
	incorporation or organization)	Identification No.)

100 North Point Center East, Suite 600
Atlanta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4©)

Item 8.01                                             Other Events

On July 22, 2005, we issued a Press Release announcing our execution of an agreement to form a joint venture to produce tobacco-related papers in China.  The press release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

99.1                           Press Release, dated July 22, 2005, of Schweitzer-Mauduit International, Inc., announcing its agreement to form a joint venture to produce tobacco-related papers in China.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ PAUL C. ROBERTS
Paul C. Roberts
Chief Financial Officer and Treasurer

Dated: July 27, 2005

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Current Report on Form 8-K

dated July 27, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 22, 2005, of Schweitzer-Mauduit International, Inc., announcing its agreement to form a joint venture to produce tobacco-related papers in China.